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                                                                    EXHIBIT 10.3


                            COMFORT SYSTEMS USA, INC.

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement is dated as of October 11, 2002, by and among Comfort Systems USA, Inc., a Delaware corporation ("Company") and General Electric Capital Corporation (the "Purchaser").

                  WHEREAS, Company and Purchaser have entered into that certain Stock Purchase Warrant and Repurchase Agreement, dated as of even date herewith (the "Warrant Agreement"); and

                  WHEREAS, in order to induce Purchaser to enter into the Warrant Agreement and as provided in Section 4 of the Warrant Agreement, Company has agreed to provide registration rights with respect thereto.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Warrant Agreement are used herein as therein defined, and the following shall have (unless otherwise expressly provided elsewhere in this Registration Rights Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                   "Holder" shall mean a record holder of Warrant Stock or Registrable Securities.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.



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                  "Registrable Securities" shall mean the shares of Warrant
Stock from time to time issued pursuant to the Warrant Agreement or the shares of Warrant Stock from time to time issuable upon exercise of the Warrant Agreement or the shares of Warrant Stock otherwise acquired or held by Purchaser.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         2. Required Registration. After receipt of a written request from a Holder or Holders of at least 51% of the Registrable Securities requesting that Company effect a registration under the Securities Act of at least 51% of the Registrable Securities, and specifying the intended method or methods of disposition thereof, Company shall promptly within 10 days of receipt of such request notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3, may elect (by written notice sent to Company within 10 Business Days from the date of such Holder's receipt of the aforementioned Company's notice) to have Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon, Company shall, as expeditiously as is possible, use all reasonable best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that if the managing underwriter of a proposed public offering in connection with any registration requested pursuant to this Section 2 shall advise Company in writing that, in its opinion, a limitation should be imposed on the number of securities to be included in such offering, then, first, the number of any securities (other than Registrable Securities) requested to be included in such offering shall be decreased on a pro rata basis, and, second, after all securities other than Registrable Securities have been excluded from such offering, the number of Registrable Securities shall be decreased on a pro rata basis; provided, further, however, that Company shall not be required to effect more than two (2) registrations of any Registrable Securities pursuant to this Section 2.

         3. Piggyback Registration.

                  (a) If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the registration of securities, it will give written notice to all Holders at least 45 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the entire aggregate number of shares of Registrable Securities as such Holders may request.



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                  (b) Each Holder desiring to have Registrable Securities
registered under this Section 3 shall advise the Company in writing within 15 Business Days after the date of receipt of such offer from Company, setting forth the amount of Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use all reasonable best efforts to effect registration under the Securities Act of all such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holders would materially and adversely affect the distribution of such securities by Company or such demanding security holders, then first, all selling security holders (other than the Company and the Holder) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis based on the respective amounts of securities held by such holders at the time of filing the registration statement; and second, after all securities other than securities to be sold by the Company and Registrable Securities held by the Holders have been excluded from such offering, the Holders shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis based on the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement.

         4. Registration Procedures.

                  (a) If Company is required by the provisions of Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:

                      (i) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed three months or, in the case of a "shelf" registration statement on Form S-3, nine months;

                      (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of (A) such time as all of such securities have been disposed of in a public offering or (B) the expiration of three months or, in the case of a "shelf" registration statement on Form S-3, nine months;

                      (iii) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary



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           prospectus, in conformity with the requirements of the Securities
           Act, and such other documents, as such selling security holders may reasonably request;

                      (iv) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                      (v) furnish at the request of any Holder requesting registration of Registrable Securities, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (ii) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and to the Holders making such request and, if such accountants refuse to deliver such letter to such Holders, then to Company (with a copy thereof being provided to Holders by the Company), in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holders shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders of the Registrable Securities being so registered may reasonably request;

                      (vi) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                      (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the



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           effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

         5. Expenses. All reasonable expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, the fees and expenses of one counsel for the Holders of Warrant Shares being registered (selected by those Holders holding a majority of the Warrant Shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4, shall be paid by Company, except that Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the securities sold by such Holder which fees, discounts and commissions shall be paid by the Holders, pro rata, on the basis of the number of shares so registered.

         6. Indemnification and Contribution.

                  (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless each Holder of such Registrable Securities, such Holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act or in any filing with any state securities commission, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or controlling person for any legal or any other expenses incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged



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untrue statement or actual or alleged omission made in such Registration
Statement, filing, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such Holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such Holder.

                  (b) Each Holder, by acceptance hereof, agrees to indemnify and hold harmless Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar and only insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, no Holder shall be required to indemnify any person pursuant to this Section 6 or to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with such registration under the Securities Act.

                  (c) If any claim, action, suit or proceeding (a "Proceeding") shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the



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defense thereof and such counsel shall be at the expense of the Indemnifying
Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on all claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent herewith) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined by a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) If the indemnification provided for in this Section 6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary contained herein, a Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.



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         7. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by the holders of a majority of the Registrable Securities being so registered.

         8. Rule 144. As long as any Holder owns shares of Warrant Stock or Registrable Securities, Company, at all times while it shall be reporting under the Exchange Act, covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Company pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings upon written request. Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Warrant Stock or any other shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Holder, Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         9. Miscellaneous.

                  (a) No Inconsistent Agreements. Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Company has not previously entered into any agreement that is still outstanding with respect to any of its securities granting any registration rights to any person.

                  (b) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless approved by the written agreement of the Company and the Holders of a majority of the Warrant Stock and Registrable Securities.

                  (d) Notices. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, and addressed to the address or



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addresses set forth in Section 12 of the Warrant Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or four
(4) Business Days after the same shall have been deposited in the United States mail.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including any person to whom the Warrant Agreement, Warrant Stock or Registrable Securities are transferred.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF. EACH OF THE PARTIES HEREBY SUBMITS TO PERSONAL JURISDICTION AND WAIVES ANY OBJECTION AS TO VENUE IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. SERVICE OF PROCESS ON THE PARTIES IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF MAILED TO THE PARTIES IN ACCORDANCE WITH
SECTION 9(D) HEREOF. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS HEREUNDER.

                  (h) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (i) Entire Agreement. This Agreement, together with the Warrant Agreement, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart signature page.



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                  (k) Termination. This Agreement shall automatically terminate on the sale of all Registrable Securities by the Holders thereof.



                            [SIGNATURE PAGES FOLLOW]







                                       10
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Registration Rights Agreement as of the date first above written.



                                 COMFORT SYSTEMS USA, INC.


                                 By: /s/ J. Gordon Beittenmiller
                                    --------------------------------------------
                                 Name: J. Gordon Beittenmiller
                                      ------------------------------------------
                                 Title: Executive Vice President
                                       -----------------------------------------


                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By: /s/ Justin Staadecker
                                     -------------------------------------------
                                 Name: Justin Staadecker
                                       -----------------------------------------
                                 Title: Its Duly Authorized Signatory
                                        ----------------------------------------